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                          BRIGGS & STRATTON CORPORATION


             Form 10-Q for Quarterly Period Ended September 26, 1999




                               Exhibit No. 10.0(b)




                                AMENDMENT TO THE
                          BRIGGS & STRATTON CORPORATION
                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN







                  RESOLVED, that the Briggs & Stratton Corporation Stock Incentive Plan be amended to add the following sentence at the end of paragraph two of Section 13. Amendments and Termination.

                  "Options issued under any of the Corporation's existing stock option plans will not be repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted award, without the prior approval of the Company's shareholders."